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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 14, 2007

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED
               (Exact Name of Registrant as Specified in Charter)

                                    MARYLAND
                 (State or Other Jurisdiction of Incorporation)

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
                001-32162                                 80-0067704
        (Commission File Number)               (IRS Employer Identification No.)
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
   50 ROCKEFELLER PLAZA, NEW YORK, NY                        10020
(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (212) 492-1100

       __________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 14, Thomas Ridings was appointed Chief Accounting Officer (principal accounting officer) of Corporate Property Associates 16 - Global Incorporated (the "Company"). Mr. Ridings, age 39, currently serves as Executive Director of the Company. He joined the Company in 2004, as First Vice President in the accounting department, and was promoted to Senior Vice President in 2006 and to Executive Director in 2007. Prior thereto, he was a Vice President at CA, Inc., a computer software company publicly traded on the NYSE. Between 1990 and 2000 he worked at Ernst & Young LLP. Mr. Ridings, a certified public accountant, received a B.S. in accounting from Long Island University.

Mr. Ridings succeeds Claude Fernandez, who resigned from his position as Chief Accounting Officer (principal accounting officer) of the Company on June 14, 2007. Mr. Fernandez will continue to serve in his capacity as Managing Director.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Corporate Property Associates 16 -
                                        Global Incorporated


Date: June 19, 2007                     By: /s/ Mark J. DeCesaris
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                                            Mark J. DeCesaris
                                            Managing Director and
                                            acting Chief Financial Officer